UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2008

Date of reporting period: August 31, 2007

Item 1. Report to Stockholders.

Semi-Annual Report

THE APPLETON

GROUP PLUS FUND

August 31, 2007

Investment Advisor

Appleton Group Wealth Management, LLC

100 West Lawrence Street

Appleton, WI 54911

Phone: 1-866-993-7767

www.appletongrouponline.com

Shareholder Letter Semi-annual Report	August 27, 2007

Dear Shareholders:

Greetings from Appleton Group Wealth Management LLC, advisor to the Appleton Group PLUS Fund.

During the last six months, the market has certainly demonstrated its share of unpredictability. Through it all, we’ve made a number of adjustments to the composition of the Fund in an effort to protect our clients’ hard-earned assets and to position us properly for the possibility of an extended uncooperative market environment. We believe that the markets can certainly present opportunities for capital appreciation over time, but can also present significant risks that can lead to unwelcome and unhealthy declines. Certainly, normal market fluctuations are acceptable; however, when risk becomes abnormally high (as it recently has), we prefer to reduce risk by reducing exposure to equities. Should the five-year market advance continue, however, our flexible approach to investment management will respond proactively, working to capture as much of that advance as possible while simultaneously managing investment risk

The Federal Reserve’s actions to restore normalcy to the markets are a good thing, and we believe will likely lead to a bit of an extension to the current market advance. The actions of the Fed are eerily similar to those taken in the fall of 1998 when the Fed responded to liquidity issues and the collapse of a large hedge fund (sound familiar) by swiftly reducing interest rates. The bull market was extended by an additional 18 months until corporate earnings began a three year decline, starting in March of 2000. Just as it was important then to respond proactively to market shifts, so too is it important today, and will certainly remain so in the coming months. Bull markets (and bear markets for that matter) have a tendency to end abruptly, and it is important for all investors to have a piece of the portfolio that can adjust in real time to changing market conditions, just as The Appleton Group PLUS Fund seeks to do.

As of August 31, 2007 total fund assets have grown to approximately $24.5 million. As the Fund grows, the overall operating expense of the Fund should continue to decline, offering existing shareholders the potential for an even more cost-effective portfolio management experience. It is our goal to continue to grow fund assets significantly over the coming months, and we look forward to serving as a core segment of your overall investment program for many years to come.

Sincerely,

Mark C. Scheffler

Senior Portfolio Manager, Founder

Please refer to the following page for important disclosure information.

The opinions expressed above are those of Mark C. Scheffler, are subject to change and should not be considered investment advice.

Because the Fund is a “fund of funds”, the cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. These risks include, but are not limited to, risks involved with short selling and investments in ETFs, fixed income securities, technology, smaller capitalization companies and lower rated securities. Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

The Appleton Group PLUS Fund is distributed by Quasar Distributors, LLC. (10.07)

THE APPLETON GROUP PLUS FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/01/07–8/31/07).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE APPLETON GROUP PLUS FUND

Expense Example (continued)

(Unaudited)

	The Appleton Group PLUS Fund
	Beginning Account Value 3/01/07	Ending Account Value 8/31/07	Expenses Paid During Period 3/01/07–8/31/07*
Actual	$1,000.00	$984.70	$9.98
Hypothetical (5% return before expenses)	1,000.00	1,015.08	10.13
*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

THE APPLETON GROUP PLUS FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is to maximize total return (capital appreciation plus income). Under normal market conditions, the Advisor seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among shares of different exchange-traded funds (“ETFs”). ETFs are open-end investment companies that track a securities index or basket of securities. In selecting investments for the Fund, the Advisor uses a proprietary asset allocation model, which focuses on historical patterns of market indices which the ETFs track as well as the market as a whole.

	The Appleton Group PLUS Fund	S&P 500 Index	S&P 500 Index/ Merrill Lynch High Yield Master Index*
Six Months	(1.07)%	5.70%	4.26%

One Year	7.89%	15.13%	13.39%

Average Annual Since Inception (5/2/05)	4.79%	12.82%	11.78%

*	The S&P 500 Index/Merrill Lynch High Yield Master Index represents a blend of the performance of the S&P 500 Index (80%) and the Merrill Lynch High Yield Master Index (20%).

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-993-7767.

Continued

THE APPLETON GROUP PLUS FUND

Investment Highlights (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole.

One cannot invest directly in an index. Sector allocations are subject to change.

*	Inception Date

THE APPLETON GROUP PLUS FUND	Schedule of Investments

August 31, 2007 (Unaudited)

Ticker Symbol: APGLX

	Shares	Market Value
Exchange Traded Funds 15.88%
PowerShares QQQ	50,143	2,449,987
Rydex Inverse Russell 2000 2x Strategy—Class H	35,480	1,436,572

Total Exchange Traded Funds (Cost $3,928,535)		3,886,559

Short-Term Investments 84.35%
Investment Company 1.46%
Fidelity Institutional Government Portfolio—Class I	358,020	358,020

Total Investment Company (Cost $358,020)		358,020

	Principal Amount
U.S. Government Agency Issue(a) 82.89%
Federal Home Loan Bank Discount Note, 0.00%, 9/4/2007	$20,300,000	20,293,145

Total U.S. Government Agency Issue (Cost $20,293,145)		20,293,145

Total Short-Term Investments (Cost $20,651,165)		20,651,165

Total Investments 100.23% (Cost $24,579,700)		24,537,724

Liabilities, less Other Assets (0.23)%		(56,684)

Net Assets 100.00%		$24,481,040

(a)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

The accompanying notes are an integral part of these financial statements

THE APPLETON GROUP PLUS FUND

Statement of Assets and Liabilities

August 31, 2007

(Unaudited)
Assets
Investments, at value (cost $24,579,700)	$24,537,724
Dividend and interest receivable	1,627
Receivable for capital shares sold	2,950
Other assets	11,130

Total Assets	24,553,431

Liabilities
Payable to Advisor	22,108
Payable to affiliates	23,480
Payable for distribution fees	7,935
Accrued expenses and other liabilities	18,868

Total Liabilities	72,391

Net Assets	$24,481,040

Net Assets Consist Of:
Paid-in capital	$23,068,634
Undistributed net investment income	100,491
Undistributed net realized gain	1,353,891
Net unrealized depreciation on investments	(41,976)

Net Assets	$24,481,040

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,207,488

Net asset value, redemption price and offering price per share	$11.09

The accompanying notes are an integral part of these financial statements

THE APPLETON GROUP PLUS FUND

Statement of Operations

For the Six Months Ended August 31, 2007

(Unaudited)
Investment Income
Interest income	$255,043
Dividend income	81,834

Total Investment Income	336,877

Expenses
Advisory fees	118,769
Distribution fees	29,692
Administration fees	16,184
Transfer agent fees and expenses	14,526
Fund accounting fees	13,153
Audit and tax fees	10,854
Federal and state registration fees	9,529
Legal fees	6,713
Custody fees	5,613
Reports to shareholders	3,399
Trustees’ fees and related expenses	749
Other expenses	4,376

Total Expenses	233,557
Expenses recaptured by Advisor	3,981

Net Expenses	237,538

Net Investment Income	99,339

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from security transactions	1,262,810
Change in net unrealized appreciation/depreciation on investments	(1,637,374)

Net Realized and Unrealized Loss on Investments	(374,564)

Net Decrease in Net Assets From Operations	$(275,225)

The accompanying notes are an integral part of these financial statements

THE APPLETON GROUP PLUS FUND

Statements of Changes in Net Assets

	Six Months Ended August 31, 2007 (Unaudited)	Year Ended February 28, 2007
From Operations
Net investment income	$99,339	$58,799
Net realized gain from security transactions	1,262,810	382,327
Change in net unrealized appreciation/depreciation on investments	(1,637,374)	1,155,342

Net increase (decrease) in net assets from operations	(275,225)	1,596,468

From Distributions
Net investment income	—	(67,779)

Net decrease in net assets resulting from distributions paid	—	(67,779)

From Capital Share Transactions
Proceeds from shares sold	2,431,075	8,699,323
Net asset value of shares issued in reinvestment of distributions to shareholders	—	67,779
Payments for shares redeemed(1)	(647,072)	(2,487,766)

Net increase in net assets from capital share transactions	1,784,003	6,279,336

Total increase in net assets	1,508,778	7,808,025

Net Assets:
Beginning of period	22,972,262	15,164,237

End of period	$24,481,040	$22,972,262

Undistributed Net Investment Income	$100,491	$1,152

(1)	Net of redemption fees of $178 for the year ended February 28, 2007.

The accompanying notes are an integral part of these financial statements

THE APPLETON GROUP PLUS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2007 (Unaudited)		Year Ended February 28, 2007	Period Ended February 28, 2006(1)
Net Asset Value, Beginning of Period	$11.21		$10.47	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.04		0.03	0.01
Net realized and unrealized gain (loss) on investments	(0.16)		0.74	0.49

Total from investment operations	(0.12)		0.77	0.50

Less distributions paid:
From net investment income	—		(0.03)	(0.01)
From tax return of capital	—		—	(0.02)

Total distributions paid	—		(0.03)	(0.03)

Paid-in capital from redemption fees (Note 2)	—		— (3)	—	(3)

Net Asset Value, End of Period	$11.09		$11.21	$10.47

Total Return(4)	(1.07)%		7.39%	4.98%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$24,481		$22,972	$15,164
Ratio of expenses to average net assets(5)(7)	2.00	%(6)	2.00%	2.00	%(6)
Ratio of net investment income to average net assets(5)(7)	0.84	%(6)	0.29%	0.19	%(6)
Portfolio turnover rate(4)	225.67%		384.07%	167.15%

(1)	Fund commenced operations on May 2, 2005.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.
(3)	Less than one cent per share.
(4)	Not annualized for periods less than a full year.
(5)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.97%, 2.14% and 3.70%, and the ratio of net investment income (loss) to average net assets would have been 0.87%, 0.15% and (1.51%), for the periods ended August 31, 2007, February 28, 2007 and February 28, 2006, respectively.

(6)	Annualized.
(7)	Does not include expenses of ETFs in which the Fund invests.

The accompanying notes are an integral part of these financial statements

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements

August 31, 2007 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Appleton Group PLUS Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to maximize total return (capital appreciation plus income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on May 2, 2005. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Appleton Group Wealth Management, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund values securities traded on a national securities exchange at their market value determined by their last sales price in the principal market in which these securities are normally traded. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value in accordance with procedures approved by the Board of Trustees.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements, continued

August 31, 2007 (Unaudited)

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Distributions paid during the six months ended August 31, 2007 and the year ended February 28, 2007 were as follows:

	Ordinary Income	Long-term Capital Gains
February 28, 2007:	$67,777	$ —
August 31, 2007:	$ —	$ —

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

As of February 28, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$21,559,514

Gross tax unrealized appreciation	1,602,243
Gross tax unrealized depreciation	(167,892)

Net tax unrealized appreciation	1,434,351

Undistributed ordinary income	253,280
Undistributed long-term capital gain	0

Total distributable earnings	253,280

Other accumulated losses	—

Total accumulated earnings	$1,687,631

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At February 28, 2007, the Fund had no capital loss carryforward.

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements, continued

August 31, 2007 (Unaudited)

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(g)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(h)	New Accounting Pronouncements

Effective August 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” a clarification of FASB statement No. 109, “Accounting for Income Taxes.” FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements, continued

August 31, 2007 (Unaudited)

fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(3)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses do not exceed 2.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the six months ended August 31, 2007, expenses of $3,981 previously waived by the Advisor were recouped by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2009	$85,685
2010	$28,469

(4)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the six months ended August 31, 2007, the Fund accrued expenses of $29,692, pursuant to the 12b-1 Plan.

THE APPLETON GROUP PLUS FUND

Notes to Financial Statements, continued

August 31, 2007 (Unaudited)

(5)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended August 31, 2007	Year Ended February 28, 2007
Shares sold	216,161	829,824
Shares issued to holders in reinvestment of distributions	—	6,068
Shares redeemed	(57,694)	(235,852)

Net increase	158,467	600,040

(6)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2007, were $30,073,360 and $44,216,384, respectively. The Fund did not have any purchases or sales of long-term U.S. Government securities.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on April 19, 2007 and August 14, 2007 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between The Appleton Group PLUS Fund (the “Fund”), a series of the Trust, and Appleton Group Wealth Management, LLC, the Fund’s investment advisor (the “Advisor”). In advance of the meetings, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the advisory fees and other expenses of the Fund, due diligence materials relating to the Advisor (including a due diligence questionnaire completed on behalf of the Fund by the Advisor, Form ADV, financial statements, bibliographic information of key personnel, comparative fee information for the Fund and the Advisor’s other accounts, written compliance program and chief compliance officers and Code of Ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. At the meeting held on April 19, 2007, the Trustees approved continuation of the Agreement for a term of less than one year (i.e., through August 31, 2007) at the request of the Fund’s administrator in order to align the timing of the Trustees’ approval of the Agreement with its approval of separate investment advisory agreements for each of the other series of the Trust. The Trustees, on August 14, 2007, discussed and reviewed its conclusions from the April 19, 2007 meeting and took note of the materials delivered in advance of the April 19, 2007 meeting of the Trustees by the Fund’s administrator and the Advisor. Based on its evaluation of information provided by the Advisor, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement until August 31, 2008.

Discussion of Factors Considered

In considering the Agreement and reaching its conclusions, the Trustees reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Fund. The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of the Fund. The Trustees also discussed the Advisor’s marketing activity and commitment to Fund growth. The Trustees reviewed the structure of the Advisor’s compliance procedures and any material compliance issues during the prior year with respect to the Fund. The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Fund’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program. The Trustees also discussed the Advisor’s business continuity plan. The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Advisor’s compliance policies and procedures, were satisfactory and reliable.

2.	Investment Performance of the Advisor and the Fund.

The Trustees discussed the Fund’s performance for the one-year ended March 31, 2007 and the overall performance by the Advisor since the inception of the Fund on May 2, 2005. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index and a peer group of specialty diversified equity funds, as constructed by data provided by Lipper, Inc. The Trustees also reviewed information on the historical performance of other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives (in other words, institutional accounts of similar size and with similar investment objectives). The Trustees noted that the Fund’s one-year performance was slightly above the median of its peer group and was in the third quartile of its peer group overall for the one-year period reported. After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Advisor’s continued management.

3.	Costs of Services and Profits Realized by the Advisor.

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of the Fund relative to its peer group and the Advisor’s separately-managed accounts, as well as the expense waivers and reimbursements of the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had subsidized the Fund’s operations following the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreement and the expense subsidization undertaken by the Advisor, as well as the Fund’s brokerage commissions and use of soft dollars by the Advisor. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the two meetings at which the Agreement was formally considered, as well as the presentations made by the Advisor over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was similar to the peer group median of 0.975%. The Trustees also noted that the Fund’s total expenses, net of waivers/reimbursements, of 2.00% were above the peer group median, but fell well below the peer group high of 2.516%. The Trustees concluded that the Fund’s expenses and the fees paid to the Advisor were fair and reasonable in light of the comparative performance and expense and advisory fee information. The Trustees further concluded that the Advisor’s profit from sponsoring the Fund had not been, and currently was not, excessive and that the Advisor had maintained adequate profit levels to support the services to the Fund.

4.	Extent of Economies of Scale as the Fund Grows.

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees then compared the fees paid by the Fund to the fees paid by other accounts managed by the Advisor that were similar to the Fund in terms of size and investment objectives and noted that the Fund’s expenses appeared to be within the range of these other separately-managed accounts at certain asset levels. The Trustees also reviewed the structure of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies were being or would be shared with shareholders). The Trustees reviewed all expense waivers and reimbursements by the Advisor with respect to the Fund. With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Fund, including the Advisor’s summary of “fall-out” benefits, which it characterized as modest. The Trustees examined the brokerage and commissions of the Advisor with respect to the Fund. The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable and, in many cases, may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

THE APPLETON GROUP PLUS FUND

Additional Information (Unaudited)

Tax Information

The Fund designates 70% of its ordinary income distribution for the year ended February 28, 2007, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2007, 70% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Appleton Group PLUS Fund has adopted proxy voting policies and procedures that delegate to The Appleton Group, LLC, the Fund’s investment advisor (the “Advisor”), the authority to vote proxies. A description of The Appleton Group PLUS Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-993-7767. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, either upon request by calling the Fund toll free at 1-866-993-7767 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

THE APPLETON GROUP PLUS FUND

Investment Advisor	Appleton Group Wealth Management, LLC 100 West Lawrence Street Appleton, Wisconsin 54911

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 9, 2007.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	11/7/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	11/7/2007